HARBOR FEDERAL SAVINGS BANK
           SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                    FOR ROBERT A. WILLIAMS

                      ______________
                      1999 Amendment
                      ______________

     WHEREAS, Harbor Federal Savings Bank (the "Bank") has entered into a Supplemental Executive Retirement Agreement (the "Agreement") with Robert A. Williams (the "Executive"), and the Bank's Board of Directors and the Executive have agreed to amend the Agreement in the manner set forth herein.

    NOW, THEREFORE, the Agreement shall be amended a follows, pursuant to Article XI thereof, effective May 24, 1999:

    1. Article VI of the Agreement shall be amended by adding the following paragraph at the end thereof as follows:

        Notwithstanding any provision of the Agreement to the contrary, the Executive may at any time irrevocably elect, on the form attached hereto as Exhibit "A" (the "Election Form"), to surrender all or part of his vested Benefits under the Agreement in consideration of receiving a deferred share award, of equivalent value, pursuant to the Harbor Federal Bancorp, Inc. 1999 Stock Incentive Plan. In addition, the Executive may also irrevocably elect on the Election Form to cease to accrue future benefits under this Agreement and instead to accrue future deferred share awards under the Harbor Federal Bancorp, Inc. 1999 Stock Incentive Plan.

     WHEREFORE, the undersigned hereby execute this 1999
Amendment to the Agreement on May 24, 1999.

                               HARBOR FEDERAL SAVINGS BANK
Witnessed by:

/s/ Deborah A. Epps            By: /s/ J. Kemp Roche
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                                   A director other than
                                   Robert A. Williams

                               EXECUTIVE

Witnessed by:

/s/ Deborah A. Epps                /s/ Robert A. Williams
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                                   Robert A. Williams